Table of Contents

      USAA Family of Funds                                              1
      Message from the President                                        2
      Investment Review                                                 4
      Message from the Manager                                          5
      Financial Information:
         Distributions to Shareholders                                  8
         Independent Auditors' Report                                   9
         Portfolio of Investments                                      10
         Notes to Portfolio of Investments                             13
         Statement of Assets and Liabilities                           14
         Statement of Operations                                       15
         Statements of Changes in Net Assets                           16
         Notes to Financial Statements                                 17







Important Information

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

            USAA Investment Management Company
            Attn: Report Mail
            9800 Fredericksburg Road
            San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA First Start Growth Fund, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)1999, USAA. All rights reserved.







USAA Family of Funds Summary

      Fund                                                        Minimum
   Type/Name                 Volatility                          Investment
--------------------------------------------------------------------------------
CAPITAL APPRECIATION
--------------------------------------------------------------------------------
 Aggressive Growth           Very high                              $3,000
 Emerging Markets            Very high                              $3,000
 First Start Growth          Moderate to high                       $3,000
 Gold                        Very high                              $3,000
 Growth                      Moderate to high                       $3,000
 Growth & Income             Moderate                               $3,000
 International               Moderate to high                       $3,000
 S&P 500(Registered
   Trademark) Index          Moderate                               $3,000
 Science & Technology        Very high                              $3,000
 Small Cap Stock             Very high                              $3,000
 World Growth                Moderate to high                       $3,000
--------------------------------------------------------------------------------
ASSET ALLOCATION
--------------------------------------------------------------------------------
 Balanced Strategy           Moderate                               $3,000
 Cornerstone Strategy        Moderate                               $3,000
 Growth and Tax Strategy     Moderate                               $3,000
 Growth Strategy             Moderate to high                       $3,000
 Income Strategy             Low to moderate                        $3,000
--------------------------------------------------------------------------------
INCOME - TAXABLE
--------------------------------------------------------------------------------
 GNMA                        Low to moderate                        $3,000
 High-Yield Opportunities    High                                   $3,000
 Income                      Moderate                               $3,000
 Income Stock                Moderate                               $3,000
 Intermediate-Term Bond      Low to moderate                        $3,000
 Short-Term Bond             Low                                    $3,000
--------------------------------------------------------------------------------
INCOME - TAX EXEMPT
--------------------------------------------------------------------------------
 Long-Term                   Moderate                               $3,000
 Intermediate-Term           Low to moderate                        $3,000
 Short-Term                  Low                                    $3,000
 State Bond Income           Moderate                               $3,000
--------------------------------------------------------------------------------
MONEY MARKET
--------------------------------------------------------------------------------
 Money Market                Very low                               $3,000
 Tax Exempt Money Market     Very low                               $3,000
 Treasury Money Market
    Trust                    Very low                               $3,000
 State Money Market          Very low                               $3,000
--------------------------------------------------------------------------------


Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

S&P 500(Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The Product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Product.

Some income may be subject to state or local taxes or the federal alternative minimum tax.

An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

The Science & Technology Fund may be more volatile than a fund that diversifies across many industries.

The InveStart(Registered Trademark) program is available for investors without the $3,000 initial investment required to open an IMCO mutual fund account. A mutual fund account can be opened with no initial investment if you elect to have monthly automatic investments of at least $50 from a bank account. InveStart is not available on tax-exempt funds or the S&P 500 Index Fund. The minimum initial investment for IRAs is $250, except for the $2,000 minimum required for the S&P 500 Index Fund. IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt.

California, Florida, New York, Texas, and Virginia funds available to residents only.


Non-deposit investment products are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, are subject to investment risks, and may lose value.

For more complete information about the mutual funds managed and distributed by USAA Investment Management Company, including charges and operating expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.







Message from the President

[Photograph of the President and Vice Chairman of the Board, Michael J. C. Roth, CFA, appears here.]

Year 2000 Readiness Disclosure

You may have heard your parents talking about Y2K -- or maybe you've heard about it on TV. If you have, you may be wondering, along with our other shareholders, whether it will affect your investment.

Y2K is called "The Year 2000 Problem" because computers -- including ours -- that are used to run businesses all over the world were set up to run only through the year 1999. And that's a problem! I'm sure you would like to know if we have done whatever we need to do to our computer systems to keep them working into the year 2000.

Yes, we certainly have. We have spent a lot of time, energy, and money on it, and we believe that we -- and your funds -- are in good shape because we have treated the problem seriously. We believe that we are not alone in this effort. We have talked to many companies with whom we are connected, and they have treated this problem seriously also. As an added safeguard, we've developed and continue to test, back-up plans designed to help us continue to serve you in the event of a Y2K problem.

Because January 1, 2000, is when our computers will switch over to using the new 2000 date, I have cancelled all employee vacations from mid-December through mid-January (yes, right during the holidays!) so if there are any problems, we will be here for you.

Because our computers will be doing the normal year-end processing on Saturday, January 1, 2000, we probably won't be able to give you year-end figures for your accounts until sometime that afternoon. We plan to have some employees in from noon until 6 p.m. CST on New Year's Day, and Sunday, January 2, we will be in the office from 8 a.m. until 8 p.m. CST. We expect a lot of phone calls from shareholders, but, with patience, you should be able to reach us. We will also have our automated phone voice response system (VRS) and Web site up. There may be some problems, but I expect we will be able to wish you a "Happy New Year."

Sincerely,

Michael J.C. Roth, CFA
President and
Vice Chairman of the Board


For more complete information about the mutual funds managed and distributed by USAA Investment Management Company, including charges and operating expenses, please call for a prospectus. Read it carefully before investing.









Investment Review

USAA FIRST START GROWTH FUND

OBJECTIVE: Long-term capital appreciation.

TYPES OF INVESTMENTS: Invests principally in equity securities of companies that provide goods and services we believe are familiar to young people.

--------------------------------------------------------------------------------
                                            7/31/98              7/31/99
--------------------------------------------------------------------------------
  Net Assets                             $45.3 Million       $155.8 Million
  Net Asset Value Per Share                 $12.27               $15.44
--------------------------------------------------------------------------------
Average Annual Total Returns as of 7/31/99
--------------------------------------------------------------------------------
            1 Year                       Since Inception on 8/1/97
            26.81%                                24.74%
--------------------------------------------------------------------------------

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gains distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends and capital gains distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.







                      CUMULATIVE PERFORMANCE COMPARISON

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA First Start Growth Fund, the S&P 500 Index, and the Lipper Growth Funds Average for the period of 08/01/97 through 07/31/99. The data points from the graph are as follows:


              USAA First Start             S&P 500              Lipper Growth
                Growth Fund                 Index               Funds Average
              -----------------         -------------          ----------------

08/01/97         $10,000                   $10,000                 $10,000
08/97              9,470                     9,440                   9,660
09/97              9,930                     9,957                  10,193
10/97              9,590                     9,625                   9,813
11/97              9,860                    10,070                   9,987
12/97              9,980                    10,243                  10,086
01/98             10,250                    10,356                  10,140
02/98             11,300                    11,102                  10,909
03/98             11,630                    11,671                  11,393
04/98             12,000                    11,790                  11,531
05/98             11,590                    11,588                  11,200
06/98             12,280                    12,058                  11,620
07/98             12,270                    11,931                  11,356
08/98             10,300                    10,207                   9,489
09/98             10,773                    10,861                  10,069
10/98             11,851                    11,743                  10,771
11/98             12,668                    12,455                  11,437
12/98             14,018                    13,172                  12,381
01/99             14,693                    13,723                  12,936
02/99             14,381                    13,296                  12,408
03/99             15,338                    13,828                  12,971
04/99             15,389                    14,364                  13,298
05/99             15,066                    14,025                  13,040
06/99             16,165                    14,803                  13,832
07/99             15,560                    14,341                  13,456

Data since inception on 8/1/97 through 7/31/99

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA First Start Growth Fund to the S&P 500 Index and the Lipper Growth Funds Average, an average performance level of all growth funds, as reported by Lipper Analytical Services, Inc., an independent organization that monitors the performance of mutual funds. The S&P 500 Index is an unmanaged index representing the weighted average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest in the S&P 500 Index.








Message from the Manager

[Photograph of the Portfolio Manager, Curt Rohrman, appears here.]

INTRODUCTION

Do you like to fly kites? My 5-year-old daughter, Sarah, and I love to fly kites. She thinks it's really cool to go out on a breezy day with our beautiful unicorn kite attached to the longest spool of string we can find. We let our kite fly so high we can hardly see it. Sarah has enough kite flying experience now that she can do it all by herself -- almost. The only thing she needs is the breeze. Because no matter how good she is at flying kites, her kite just won't work without the wind.

In some ways, your USAA First Start Growth Fund is like flying a kite. Just picture the stock market as our tailwind. Let me explain.

We work hard to find stocks that will be good investments for the Fund. And fortunately the Fund has done well. But we've also had a bunch of help from the overall stock market. Since we started the Fund in August of 1997, the stock market has increased 19.8% per year. Wow, that's huge. The stock market usually rises over time (since 1926, stock prices have increased an average of 11.2% per year(1)), but not as fast as it has over the past two years. Your Fund has had a pretty strong tailwind.

What happens if the stock market doesn't go up a lot in the future? Just as Sarah doesn't expect her kite to go quite as high on a less-breezy day, you shouldn't expect your Fund to rise quite as fast as it has.

What should you do if the stock market stops going up for a while? Stick to your investing game plan. Keep investing regularly. Stay focused on your investment objectives. Remember, the wind will blow again another day, and your stocks could rise again.

STRATEGY

The USAA First Start Growth Fund buys stocks of companies that make products or provide services that we believe are familiar to you. We try not to buy a bunch of companies that make the same thing. Instead, the stocks we own are spread across three primary areas: consumer products, technology, and health care. We like companies that are really good at what they do and have built, or are building, leadership positions. Companies we buy have to be growing faster than the average company. This means they have to sell a lot more products each and every year.

FUND PERFORMANCE

Over the past year, the stock market provided a strong tailwind for the USAA First Start Growth Fund. From July 31, 1998, to July 31, 1999, your Fund's total return was 26.81% while the S&P 500 Index's total return was 20.20%. Why did we have such a big increase? Technology stocks, such as America Online, Hewlett-Packard, Texas Instruments, and Cisco Systems, played a big part in the gain. But consumer stocks, like Gap, Dayton-Hudson, and Clear Channel Communications, helped, too.

OUTLOOK

We think the stock market will do well during the next several years. Companies in the United States are some of the most competitive on the planet. We believe U.S. companies make better, more innovative products at lower cost than companies anywhere else. People around the world want U.S. products. Whether it's Internet content, hamburgers, toys, cosmetics, beverages, computers, or pharmaceuticals, our market share advantage is getting bigger, and that is important if U.S. companies are going to keep growing rapidly.


(1) Used with permission. (Copyright)1999 Ibbotson Associates, Inc. All rights reserved. [Certain portions of this work were derived from copyrighted works of Roger G. Ibbotson and Rex Sinquefield.]


Past  performance  is no  guarantee  of  future  results.








--------------------------------------
       Top 10 Equity Holdings
         (% of Net Assets)
--------------------------------------
  Microsoft                      3.0
  General Electric               3.0
  Clear Channel Communications   3.0
  Procter & Gamble               2.9
  PepsiCo                        2.9
  Avon Products                  2.8
  Gap                            2.8
  Mattel                         2.8
  Johnson & Johnson              2.7
  America Online                 2.6
--------------------------------------




--------------------------------------
         Top 10 Industries
         (% of Net Assets)
--------------------------------------
  Computer Software & Service    8.1
  Electronics - Semiconductors   5.5
  Beverages - Nonalcoholic       5.3
  Foods                          4.8
  Health Care - Diversified      4.7
  Retail - Specialty Apparel     4.4
  Drugs                          4.0
  Computer - Hardware            3.7
  Retail - Drugs                 3.6
  Leisure Time                   3.2
--------------------------------------


You will  find a  complete  list of the  securities  that the Fund owns on pages
10-12.








Distribution to Shareholders

The following per share information describes the federal tax treatment of distributions made during the fiscal year ended July 31, 1999. These figures are provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Distributions for the calendar year will be reported to you on Form 1099-DIV in January 2000.

                     Ordinary income                $ .0827 *
                                                    =======


* Includes distribution of short-term capital gains, if any, which are taxable as ordinary income.








Independent Auditors' Report

KPMG

The Shareholders and Board of Directors

USAA FIRST START GROWTH FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of the USAA First Start Growth Fund, a series of USAA Mutual Fund, Inc., as of July 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights, presented in note 8 to the financial statements, for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA First Start Growth Fund as of July 31, 1999, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with generally accepted accounting principles.

                                                      KPMG LLP

San Antonio, Texas
September 3, 1999








USAA FIRST START GROWTH FUND
PORTFOLIO OF INVESTMENTS

July 31, 1999



                                                                       Market
     Number                                                            Value
   of Shares                Security                                   (000)
--------------------------------------------------------------------------------

                              COMMON STOCKS (92.0%)
               Auto Parts (2.2%)
      71,000   Lear Corp.*                                             $   3,390
--------------------------------------------------------------------------------
               Beverages - Nonalcoholic (5.3%)
     164,000   Pepsi Bottling Group, Inc.                                  3,875
     113,000   PepsiCo, Inc.                                               4,421
--------------------------------------------------------------------------------
                                                                           8,296
--------------------------------------------------------------------------------
               Broadcasting - Radio & TV (3.0%)
      67,000   Clear Channel Communications, Inc.*                         4,661
--------------------------------------------------------------------------------
               Chemicals - Diversified (0.7%)
      28,000   Monsanto Co.                                                1,096
--------------------------------------------------------------------------------
               Communication Equipment (2.0%)
      48,000   Lucent Technologies, Inc.                                   3,123
--------------------------------------------------------------------------------
               Computer - Hardware (3.7%)
      53,000   Dell Computer Corp.*                                        2,166
      34,000   Hewlett-Packard Co.                                         3,560
--------------------------------------------------------------------------------
                                                                           5,726
--------------------------------------------------------------------------------
               Computer - Networking (2.0%)
      50,000   Cisco Systems, Inc.*                                        3,106
--------------------------------------------------------------------------------
               Computer Software & Service (8.1%)
      43,000   America Online, Inc.*                                       4,090
      55,000   Microsoft Corp.*                                            4,720
      80,300   Oracle Corp.*                                               3,056
      20,000   Pixar, Inc.*                                                  773
--------------------------------------------------------------------------------
                                                                          12,639
--------------------------------------------------------------------------------
               Drugs (4.0%)
      95,000   Pfizer, Inc.                                                3,224
      60,000   Schering-Plough Corp.                                       2,940
--------------------------------------------------------------------------------
                                                                           6,164
--------------------------------------------------------------------------------
               Electrical Equipment (3.0%)
      43,000   General Electric Co.                                        4,687
--------------------------------------------------------------------------------
               Electronics - Semiconductors (5.5%)
      63,000   Analog Devices, Inc.*                                       2,717
      34,000   Intel Corp.                                                 2,346
      24,000   Texas Instruments, Inc.                                     3,456
--------------------------------------------------------------------------------
                                                                           8,519
--------------------------------------------------------------------------------
               Entertainment (2.8%)
      38,000   AMC Entertainment, Inc.                                       665
     136,000   Walt Disney Co.                                             3,757
--------------------------------------------------------------------------------
                                                                           4,422
--------------------------------------------------------------------------------
               Equipment - Semiconductors (1.5%)
      33,000   Applied Materials, Inc.*                                    2,374
--------------------------------------------------------------------------------
               Finance - Diversified (1.7%)
      46,000   Federal Home Loan Mortgage Corp.                            2,639
--------------------------------------------------------------------------------
               Foods (4.8%)
      62,000   Hershey Foods Corp.                                         3,596
     109,000   Keebler Foods Co.*                                          3,188
      19,000   Tootsie Roll Industries, Inc.                                 658
--------------------------------------------------------------------------------
                                                                           7,442
--------------------------------------------------------------------------------
               Health Care - Diversified (4.7%)
      46,000   Bristol-Myers Squibb Co.                                    3,059
      46,000   Johnson & Johnson, Inc.                                     4,238
--------------------------------------------------------------------------------
                                                                           7,297
--------------------------------------------------------------------------------
               Hospitals (0.5%)
      76,000   LifePoint Hospitals, Inc.*                                    751
--------------------------------------------------------------------------------
               Household Products (2.9%)
      50,000   Procter & Gamble Co.                                        4,525
--------------------------------------------------------------------------------
               Housewares (2.2%)
      79,000   Newell Rubbermaid, Inc.                                     3,417
--------------------------------------------------------------------------------
               Internet Services (2.2%)
      52,000   drkoop.com, Inc.*                                           1,157
      24,000   eToys Inc.*                                                   958
       3,000   MP3.com, Inc.*                                                110
       9,000   Yahoo! Inc.*                                                1,228
--------------------------------------------------------------------------------
                                                                           3,453
--------------------------------------------------------------------------------
               Leisure Time (3.2%)
     187,000   Mattel, Inc.                                                4,394
       5,000   Sony Corp. ADR                                                626
--------------------------------------------------------------------------------
                                                                           5,020
--------------------------------------------------------------------------------
               Medical Products & Supplies (1.9%)
      42,000   Medtronic, Inc.                                             3,027
--------------------------------------------------------------------------------
               Oil & Gas - Drilling/Equipment (1.2%)
      32,000   Schlumberger Ltd.                                           1,938
--------------------------------------------------------------------------------
               Personal Care (2.8%)
      97,000   Avon Products, Inc.                                         4,413
--------------------------------------------------------------------------------
               Restaurants (2.1%)
      79,000   McDonald's Corp.                                            3,293
--------------------------------------------------------------------------------
               Retail - Drugs (3.6%)
      73,000   CVS Corp.                                                   3,632
      62,300   Duane Reade, Inc.*                                          1,978
--------------------------------------------------------------------------------
                                                                           5,610
--------------------------------------------------------------------------------
               Retail - General Merchandising (2.4%)
      57,000   Dayton Hudson Corp.                                         3,687
--------------------------------------------------------------------------------
               Retail - Specialty (0.5%)
     103,000   PETsMART, Inc.*                                               779
--------------------------------------------------------------------------------
               Retail - Specialty Apparel (4.4%)
      94,000   Gap, Inc.                                                   4,394
     138,000   Genesco, Inc.*                                              1,665
      33,000   The Wet Seal, Inc.*                                           792
--------------------------------------------------------------------------------
                                                                           6,851
--------------------------------------------------------------------------------
               Services - Commercial & Consumer (2.1%)
     120,000   Harte-Hanks Communications, Inc.                            3,188
--------------------------------------------------------------------------------
               Services - Data Processing (2.3%)
      73,000   First Data Corp.                                            3,618
--------------------------------------------------------------------------------
               Shoes (0.6%)
      75,000   Madden Steven, Ltd.*                                          998
--------------------------------------------------------------------------------
               Telecommunications - Long Distance (2.1%)
      39,000   MCI WorldCom, Inc.*                                         3,217
--------------------------------------------------------------------------------
               Total common stocks (cost: $118,931)                      143,366
--------------------------------------------------------------------------------

   Principal
    Amount
     (000)
--------------

                          SHORT-TERM (9.2%)
               U.S. Government & Agency Issue
   $14,337     Federal Home Loan Mortgage Corp., 4.97%,
                  8/02/1999 (cost: $14,333)                               14,333
--------------------------------------------------------------------------------
               Total investments (cost: $133,264)                      $ 157,699
================================================================================






USAA FIRST START GROWTH FUND
NOTES TO PORTFOLIO OF INVESTMENTS

July 31, 1999

GENERAL NOTES

Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.

ADR - American Depositary Receipts are foreign shares held by a U.S. bank which issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.

SPECIFIC NOTES

* Non-income producing.


See accompanying notes to financial statements.








USAA FIRST START GROWTH FUND
STATEMENT OF ASSETS AND  LIABILITIES
(IN THOUSANDS)

July 31, 1999

ASSETS

   Investments in securities, at market value
      (identified cost of $133,264)                                  $ 157,699
   Cash                                                                    200
   Receivables:
      Capital shares sold                                                  421
      Dividends                                                             38
      Securities sold                                                    1,929
                                                                     -----------
         Total assets                                                  160,287
                                                                     -----------

LIABILITIES

   Securities purchased                                                  4,312
   Capital shares redeemed                                                  13
   USAA Investment Management Company                                       12
   USAA Transfer Agency Company                                             77
   Accounts payable and accrued expenses                                    71
                                                                     -----------
         Total liabilities                                               4,485
                                                                     -----------
            Net assets applicable to capital shares outstanding      $ 155,802
                                                                     ===========

REPRESENTED BY:

   Paid-in capital                                                   $ 130,732
   Accumulated net realized gain on investments                            635
   Net unrealized appreciation of investments                           24,435
                                                                     -----------
            Net assets applicable to capital shares outstanding      $ 155,802
                                                                     ===========
   Capital shares outstanding                                           10,090
                                                                     ===========
   Authorized shares of $.01 par value                                  95,000
                                                                     ===========
   Net asset value, redemption price, and offering price per share   $   15.44
                                                                     ===========


See accompanying notes to financial statements.








USAA FIRST START GROWTH FUND
STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended July 31, 1999

Net investment loss:
   Income:
      Dividends                                                        $    574
      Interest                                                              461
                                                                       ---------
         Total income                                                     1,035
                                                                       ---------
   Expenses:
      Management fees                                                       685
      Transfer agent's fees                                                 699
      Custodian's fees                                                       63
      Postage                                                               118
      Shareholder reporting fees                                             20
      Directors' fees                                                         4
      Registration fees                                                      78
      Professional fees                                                      34
      Other                                                                   2
                                                                       ---------
         Total expenses before reimbursement                              1,703
      Expenses reimbursed                                                  (212)
                                                                       ---------
         Total expenses after reimbursement                               1,491
                                                                       ---------
            Net investment loss                                            (456)
                                                                       ---------
Net realized and unrealized gain on investments:
   Net realized gain                                                      1,107
   Change in net unrealized appreciation/depreciation                    18,989
                                                                       ---------
            Net realized and unrealized gain                             20,096
                                                                       ---------
Increase in net assets resulting from operations                       $ 19,640
                                                                       =========


See accompanying notes to financial statements.








USAA FIRST START GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended July 31,

                                                               1999      1998
                                                            --------------------

From operations:
   Net investment loss                                       $   (456) $   (228)
   Net realized gain on investments                             1,107       557
   Change in net unrealized appreciation/depreciation of
      investments                                              18,989     5,446
                                                            --------------------
      Increase in net assets resulting from operations         19,640     5,775
                                                            --------------------
Distributions to shareholders from:
   Net realized gains                                            (345)       -
                                                            --------------------
From capital share transactions:
   Proceeds from shares sold                                  104,645    41,997
   Shares issued for dividends reinvested                         179        -
   Cost of shares redeemed                                    (13,661)   (2,428)
                                                            --------------------
      Increase in net assets from capital share transactions   91,163    39,569
                                                            --------------------
Net increase in net assets                                    110,458    45,344
Net assets:
   Beginning of period                                         45,344        -
                                                            --------------------
   End of period                                             $155,802  $ 45,344
                                                            ====================
Change in shares outstanding:
   Shares sold                                                  7,343     3,917
   Shares issued for dividends reinvested                          17        -
   Shares redeemed                                               (966)     (221)
                                                            --------------------
      Increase in shares outstanding                            6,394     3,696
                                                            ====================


See accompanying notes to financial statements.









USAA FIRST START GROWTH FUND
NOTES TO FINANCIAL STATEMENTS

July 31, 1999

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUND, INC. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of thirteen separate funds. The information presented in this annual report pertains only to the USAA First Start Growth Fund (the Fund). The Fund's primary investment objective is long-term capital appreciation. USAA Investment Management Company (the Manager) seeks to achieve this objective by investing the Fund's assets in equity securities of companies that provide goods or services that it believes are familiar to young people.

A. Security valuation - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value.

4. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Directors.

B. Federal taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required. As a result of certain permanent differences between book and tax basis accounting, reclassifications have been made on the statement of assets and liabilities to decrease accumulated undistributed net investment loss by $456,000 and decrease accumulated net realized gain on investments by $456,000.

C. Investments in securities - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities.

D. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINES OF CREDIT

The Fund participates with other USAA funds in three joint short-term revolving loan agreements totaling $850 million, two with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($250 million committed and $500 million uncommitted), and one with Bank of America ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under both agreements with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreements, does not exceed 25% of the Fund's total assets. The Fund had no borrowings under any of these agreements during the year ended July 31, 1999.

(3) DISTRIBUTIONS

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the year ended July 31, 1999, were $101.5 million and $22.0 million, respectively.

Gross unrealized appreciation and depreciation of investments, as of July 31, 1999, was $26.6 million and $2.2 million, respectively.

(5) TRANSACTIONS WITH MANAGER

A. Management fees - USAA Investment Management Company carries out the Fund's investment policies and manages the Fund's portfolio. The Fund's management fees are computed at .75% of its annual average net assets.

The Manager has voluntarily agreed to limit the annual expenses of the Fund to 1.65% of its annual average net assets. Because the Fund's annual expenses for the year ended July 31, 1999, exceeded 1.65%, the Manager has waived a portion of its management fee to reduce the Fund's annual expenses to 1.65%.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $26 per shareholder account plus out-of-pocket expenses.

C. Underwriting services - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.

D. Brokerage services - USAA Brokerage Services, a discount brokerage service of the Manager, may execute portfolio transactions for the Fund. The amount of brokerage commissions paid to USAA Brokerage Services, during the year ended July 31, 1999, was $34,000.

(6) TRANSACTIONS WITH AFFILIATES

Certain directors and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received any compensation from the Fund.

(7) YEAR 2000 (Unaudited)

Like other mutual funds, the Fund could be adversely affected if the computer systems used by the Manager and the Fund's other service providers are not able to perform their intended functions effectively after 1999 because of the inability of computer software to distinguish the year 2000 from the year 1900. The Manager has taken steps to address this potential year 2000 problem with respect to the computer systems that it uses and to obtain satisfactory assurances that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund from this problem.

(8) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout the period is as follows:

                                                        Year Ended July 31,
                                                    ----------------------------
                                                        1999           1998*
                                                    ----------------------------
Net asset value at beginning of period               $   12.27     $   10.00
Net investment loss                                       (.07)(a)      (.10)(a)
Net realized and unrealized gain                          3.32          2.37
Distributions of realized capital gains                   (.08)           -
                                                    ----------------------------
Net asset value at end of period                     $   15.44     $   12.27
                                                    ============================
Total return (%)**                                       26.81         22.70

Net assets at end of period (000)                    $ 155,802     $  45,344
Ratio of expenses to average net assets (%)               1.65          1.65
Ratio of expenses to average net assets
   excluding reimbursement (%)                            1.87            -
Ratio of net investment loss to average net assets (%)    (.50)         (.83)
Portfolio turnover (%)                                   26.64         52.11

  * Fund commenced operations August 1, 1997.
 ** Assumes reinvestment of all dividend income  and capital gain  distributions during the period.
(a) Calculated using weighted average shares.








DIRECTORS
Robert G. Davis, Chairman of the Board
Michael J. C. Roth, President and Vice Chairman of the Board
John W. Saunders, Jr., Vice President
Barbara B. Dreeben
Howard L. Freeman, Jr.
Robert L. Mason
Richard A. Zucker

INVESTMENT ADVISER, UNDERWRITER AND DISTRIBUTOR
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas  78288

TRANSFER AGENT
USAA Shareholder Account Services
9800 Fredericksburg Road
San Antonio, Texas  78288

CUSTODIAN
State Street Bank and Trust Company
P. O. Box 1713
Boston, Massachusetts  02105

LEGAL COUNSEL
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, Massachusetts  02109

INDEPENDENT AUDITORS
KPMG LLP
112 East Pecan, Suite 2400
San Antonio, Texas  78205

Telephone Assistance Hours
Call toll free - Central Time
Monday - Friday 7:00 a.m. to 9:00 p.m.
Saturdays 8:30 a.m. to 5:00 p.m.

Internet Access
www.usaa.com

For Additional Information on Mutual Funds
1-800-531-8181, (in San Antonio) 456-7211
For account servicing, exchanges or redemptions
1-800-531-8448, (in San Antonio) 456-7202

Recorded Mutual Fund Price Quotes
24-Hour Service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

Mutual Fund USAA ToughLine(Registered Trademark)
(from Touchtone phones only)
For account balance, last transaction or fund prices
1-800-531-8777, (in San Antonio) 498-8777